UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving,	Texas	75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Executive Chairman of the Board

On March 3, 2026, Mr. David E. Constable, Executive Chairman of the Board of Directors (the “Board”) of Fluor Corporation (the “Corporation), informed the Board that he will not stand for reelection at the next annual meeting of stockholders to be held on May 6, 2026, and will retire from the Corporation as of the annual meeting date.

In connection with Mr. Constable’s retirement, the Board appointed Mr. James T. Hackett, the Board’s current Lead Independent Director, as Chair of the Board, effective May 5, 2026.

On March 4, 2026, FDEE Consulting, Inc., a wholly owned subsidiary of the Corporation, entered into a consulting agreement (the “Agreement”) with Mr. Constable, pursuant to which Mr. Constable will provide advisory and consultation services to the Corporation for a one year period beginning May 6, 2026, for a fee of $525,200, which shall be paid out in quarterly payments. The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Corporation’s quarterly report on Form 10-Q for the quarter ended March 31, 2026.

Election of New Director

On March 4, 2026, the Board voted to increase the size of the Board to twelve members, effective March 4, 2026. The Board elected Mr. Robert G. Card, effective March 4, 2026, to fill the new position authorized by the Board.

Mr. Card has been appointed a member of the Board’s Audit Committee and Commercial Strategies and Operational Risk Committee, effective March 4, 2026. The Board has affirmatively determined that Mr. Card is independent of the Corporation and its management under New York Stock Exchange listing standards and the standards set forth in the Corporation’s Corporate Governance Guidelines.

Mr. Card will receive the standard compensation amounts payable to non-employee directors of the Corporation, as described in Exhibit 10.25 filed with the Corporation’s Annual Report on Form 10-K filed on February 17, 2026. In connection with Mr. Card’s election, the Corporation and Mr. Card will enter into the form of indemnification agreement filed as Exhibit 10.21 with the Corporation’s Annual Report on Form 10-K filed on February 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026

FLUOR CORPORATION

By:	/s/ Kevin B. Hammonds
Kevin B. Hammonds
Chief Legal Officer and Corporate Secretary

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